                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, Advanced Fibre Communications, Inc., a Delaware corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments).

        WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

        N O W, T H E R E F O R E, the undersigned hereby constitutes and appoints Amy M. Paul and Keith E. Pratt, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement and any related registration statement filed under Rule 462(b) under the Securities Act of 1933 (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of July, 2000.




                                                        /s/ JOHN A. SCHOFIELD
                                                    ----------------------------

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, Advanced Fibre Communications, Inc., a Delaware corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments).

        WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

        N O W, T H E R E F O R E, the undersigned hereby constitutes and appoints Amy M. Paul and Keith E. Pratt, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement and any related registration statement filed under Rule 462(b) under the Securities Act of 1933 (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of July, 2000.




                                                        /s/ KEITH E. PRATT
                                                    ---------------------------

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, Advanced Fibre Communications, Inc., a Delaware corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments).

        WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

        N O W, T H E R E F O R E, the undersigned hereby constitutes and appoints Amy M. Paul and Keith E. Pratt, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement and any related registration statement filed under Rule 462(b) under the Securities Act of 1933 (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of July, 2000.




                                                          /s/ JUDE RADESKI
                                                      ------------------------

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, Advanced Fibre Communications, Inc., a Delaware corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments).

        WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

        N O W, T H E R E F O R E, the undersigned hereby constitutes and appoints Amy M. Paul and Keith E. Pratt, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement and any related registration statement filed under Rule 462(b) under the Securities Act of 1933 (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 7th day of July, 2000.




                                                         /s/ DONALD GREEN
                                                     -------------------------

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, Advanced Fibre Communications, Inc., a Delaware corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments).

        WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

        N O W, T H E R E F O R E, the undersigned hereby constitutes and appoints Amy M. Paul and Keith E. Pratt, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement and any related registration statement filed under Rule 462(b) under the Securities Act of 1933 (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11 day of July, 2000.




                                                 /s/ HERBERT M. DWIGHT, JR.
                                              --------------------------------

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, Advanced Fibre Communications, Inc., a Delaware corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments).

        WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

        N O W, T H E R E F O R E, the undersigned hereby constitutes and appoints Amy M. Paul and Keith E. Pratt, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement and any related registration statement filed under Rule 462(b) under the Securities Act of 1933 (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of July, 2000.




                                                      /s/ RUANN F. ERNST
                                                   -------------------------

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, Advanced Fibre Communications, Inc., a Delaware corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments).

        WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

        N O W, T H E R E F O R E, the undersigned hereby constitutes and appoints Amy M. Paul and Keith E. Pratt, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement and any related registration statement filed under Rule 462(b) under the Securities Act of 1933 (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 6th day of July, 2000.



                                                   /s/ CLIFFORD H. HIGGERSON
                                                -------------------------------

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, Advanced Fibre Communications, Inc., a Delaware corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments).

        WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

        N O W, T H E R E F O R E, the undersigned hereby constitutes and appoints Amy M. Paul and Keith E. Pratt, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement and any related registration statement filed under Rule 462(b) under the Securities Act of 1933 (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 8th day of July, 2000.




                                                        /s/ DAN RASDAL
                                                     ---------------------

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, Advanced Fibre Communications, Inc., a Delaware corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments).

        WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

        N O W, T H E R E F O R E, the undersigned hereby constitutes and appoints Amy M. Paul and Keith E. Pratt, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement and any related registration statement filed under Rule 462(b) under the Securities Act of 1933 (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of July, 2000.




                                                        /s/ ALEX SOZONOFF
                                                     -----------------------